SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                 Date of Report
                        (Date of earliest event reported)

                                  March 8, 2006


                             THE EXPLORATION COMPANY
                             -----------------------
                                      TXCO


                    THE EXPLORATION COMPANY OF DELAWARE, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                          0-9120                      84-0793089
  (State of                        (Commission                 (IRS Employer
incorporation)                     File Number)              Identification No.)




        500 North Loop 1604 East, Suite 250
                San Antonio, Texas                                78232
     (Address of principal executive offices)                   (Zip Code)


                                 (210) 496-5300
                         (Registrant's telephone number,
                              including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02: Results of Operations and Financial Condition

The Company issued a press release on March 8, 2006, attached as Exhibit 99, reporting earnings for the year ended December 31, 2005.

The press release contained a discussion of Ebitdax, defined as earnings before income taxes, interest, depreciation, depletion, amortization, impairment, abandonment and exploration expense, and Ebitda, defined as Ebitdax less exploration expense. Ebitdax and Ebitda are "non-GAAP financial measures" as defined in Item 10 of Regulation S-K of the Securities Exchange Act of 1934, as amended. The Company discussed Ebitdax and Ebitda for year ended December 31, 2005 and 2004. The required disclosures were posted to the Company's Web site, www.txco.com, which was referenced in the press release, with reconciliation to both "Net Income" and "Net Cash Provided by Operating Activities."


Item 9.01: Financial Statements and Exhibits


        Exhibit
        Number                          Description
        -------     ------------------------------------------------------------

          99 Press Release dated March 8, 2005, entitled "The Exploration Company Reports Record Annual Revenues and Earnings, Higher Reserves for 2005"


The information contained in this report under Item 2.02, including the exhibit, is intended to be furnished and shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: March 9, 2006

THE EXPLORATION COMPANY OF DELAWARE, INC.


                                                       /s/ P. Mark Stark
                                                       -------------------------
                                                       P. Mark Stark
                                                       Chief Financial Officer
                                                       (Principal Accounting and
                                                       Financial Officer)